EXHIBIT 21
Subsidiaries of the Registrant
as of
October 31, 2001

A.	Wholly-owned Subsidiaries.

1. Amwell Chase, Inc., a Delaware corporation.
2. BBCC Investments, Inc., a Pennsylvania corporation.
3. Bunker Hill Estates, Inc., a Delaware corporation.
4. Chesterbrooke, Inc., a Delaware corporation.
5. Connecticut Land Corp., a Delaware corporation.
6. Daylesford Development Corp., a Delaware corporation.
7. Eastern States Engineering, Inc., a Delaware corporation.
8. Edmunds-Toll Construction Company, an Arizona corporation.
9. Fairway Valley, Inc., a Delaware corporation.
10. First Brandywine Finance Corp., a Delaware corporation.
11. First Brandywine Investment Corp. II, a Delaware corporation.
12. First Brandywine Investment Corp. III, a Delaware corporation.
13. First Huntingdon Finance Corp., a Delaware corporation.
14. Franklin Farms G.P., Inc., a Delaware corporation.
15. HQZ Acquisitions, Inc., a Michigan corporation.
16. MA Limited Land Corporation, a Delaware corporation.
17. Maple Point, Inc., a Delaware corporation.
18. Maryland Limited Land Corporation, a Delaware corporation.
19. Mizner Country Club, Inc., a Florida corporation.
20. Polekoff Farm, Inc., a Pennsylvania corporation.
21. Silverman Development Company, Inc., a Michigan corporation.
22. SH Homes Corporation, a Michigan corporation.
23. SI Investment Corporation, a Michigan corporation.
24. Springfield Chase, Inc., a Delaware corporation.
25. Stewarts Crossing, Inc., a Delaware corporation.
26. Tampa Realty Associates, Inc., a Florida corporation.
27. TB Proprietary Corp., a Delaware corporation.
28. TB Proprietary LP, Inc., a Delaware corporation
29. Tenby Hunt, Inc., a Delaware corporation.
30. The Silverman Building Companies, Inc., a Michigan corporation.
31. The Silverman Construction Company, a Michigan corporation.
32. Toll AZ GP Corp., a Delaware corporation.
33. Toll Bros., Inc., a Delaware corporation.
34. Toll Bros., Inc., a Pennsylvania corporation.
35. Toll Bros., Inc., a Texas corporation.
36. Toll Bros. of Arizona, Inc., an Arizona corporation.
37. Toll Bros. of North Carolina, Inc., a North Carolina corporation.
38. Toll Bros. of North Carolina II, Inc., a North Carolina corporation.
39. Toll Bros. of North Carolina III, Inc., a North Carolina corporation.
40. Toll Bros. of Tennessee, Inc., a Delaware corporation.
41. Toll Brothers Real Estate, Inc., a Pennsylvania corporation.
42. Toll CA GP Corp., a California corporation.
43. Toll CO GP Corp., a Colorado corporation.
44. Toll Corp., a Delaware corporation.
45. Toll Finance Corp., a Delaware corporation.
46. Toll FL GP Corp., a Florida corporation.
47. Toll Holdings, Inc., a Delaware corporation.
48. Toll IL GP Corp., an Illinois corporation.
49. Toll Land Corp. No. 6, a Pennsylvania corporation.
50. Toll Land Corp. No. 10, a Delaware corporation.
51. Toll Land Corp. No. 20, a Delaware corporation.
52. Toll Land Corp. No. 43, a Delaware corporation.
53. Toll Land Corp. No. 45, a Delaware corporation.
54. Toll Land Corp. No. 46, a Delaware corporation.
55. Toll Land Corp. No. 47, a Delaware corporation.
56. Toll Land Corp. No. 48, a Delaware corporation.
57. Toll Land Corp. No. 49, a Delaware corporation.
58. Toll Land Corp. No. 50, a Delaware corporation.
59. Toll Land Corp. No. 51, a Delaware corporation.
60. Toll Land Corp. No. 52, a Delaware corporation.
61. Toll Land Corp. No. 53, a Delaware corporation.
62. Toll Land Corp. No. 55, a Delaware corporation.
63. Toll Land Corp. No. 56, a Delaware corporation.
64. Toll Land Corp. No. 57, a Delaware corporation.
65. Toll Land Corp. No. 58, a Delaware corporation.
66. Toll Land Corp. No. 59, a Delaware corporation.
67. Toll Land Corp. No. 60, a Delaware corporation.
68. Toll Management AZ Corp., a Delaware corporation.
69. Toll Management VA Corp., a Delaware corporation.
70. Toll MI GP Corp., a Michigan corporation.
71. Toll NH GP Corp., a New Hampshire corporation.
72. Toll NV GP Corp., a Nevada corporation.
73. Toll NC GP Corp., a North Carolina corporation.
74. Toll OH GP Corp., an Ohio corporation.
75. Toll PA GP Corp., a Pennsylvania corporation
76. Toll Peppertree, Inc., a New York corporation.
77. Toll Philmont Corporation, a Delaware corporation.
78. Toll Realty Holdings Corp. I, a Delaware corporation.
79. Toll Realty Holdings Corp. II, a Delaware corporation.
80. Toll Realty Holdings Corp. III, a Delaware corporation.
81. Toll RI GP Corp., a Rhode Island corporation.
82. Toll SC GP Corp., a South Carolina corporation.
83. Toll TN GP Corp., a Tennessee corporation.
84. Toll Turf, Inc., a Delaware corporation.
85. Toll TX GP Corp., a Delaware corporation.
86. Toll VA GP Corp., a Delaware corporation.
87. Toll VA Member Two, Inc., a Delaware corporation.
88. Toll Wood Corporation, a Delaware corporation.
89. Toll YL, Inc., a California corporation.
90. Warren Chase, Inc., a Delaware corporation.
91. Westminster Abstract Company, a Pennsylvania corporation.
92. Westminster Insurance Agency, Inc., a Pennsylvania corporation.
93. Westminster Mortgage Corporation, a Delaware corporation.
94. Westminster Title Company, Inc., a California corporation.
95. Westminster Security Company, a New Jersey corporation.
96. Windsor Development Corp., a Pennsylvania corporation.

B.	Wholly-owned Partnerships

1. Advanced Broadband, L.P., a Delaware limited partnership.
2. Afton Chase, L.P., a Pennsylvania limited partnership.
3. Audubon Ridge, L.P., a Pennsylvania limited partnership.
4. BBCC Golf, L.P., a Pennsylvania limited partnership.
5. BBCC Investments, LP, a Pennsylvania limited partnership.
6. Beaumont Chase, L.P., a Pennsylvania limited partnership.
7. Belmont Land, L.P., a Virginia limited partnership.
8. Bennington Hunt, L.P., a New Jersey limited partnership.
9. Bernards Chase, L.P., a New Jersey limited partnership.
10. Binks Estates Limited Partnership, a Florida limited partnership.
11. The Bird Estate Limited Partnership, a Massachusetts limited partnership.
12. Blue Bell Country Club, L.P., a Pennsylvania limited partnership.
13. Branchburg Ridge, L.P., a New Jersey limited partnership.
14. Brandywine River Estates, L.P., a Pennsylvania limited partnership.
15. Brass Castle Estates, L.P., a New Jersey limited partnership.
16. Bridle Estates, L.P., a Pennsylvania limited partnership.
17. Broad Run Associates, L.P., a Pennsylvania limited partnership.
18. Buckingham Woods, L.P., a Pennsylvania limited partnership.
19. Bucks County Country Club, L.P., a Pennsylvania limited partnership.
20. CC Estates Limited Partnership, a Massachusetts limited partnership.
21. Calabasas View, L.P., a California limited partnership.
22. Charlestown Hills, L.P., a New Jersey limited partnership.
23. Cheltenham Estates Limited Partnership, a Michigan partnership.
24. Chesterbrooke Limited Partnership, a New Jersey limited partnership.
25. Chesterfield Hunt, L.P., a New Jersey limited partnership.
26. Cobblestones at Thornbury, L.P., a Pennsylvania limited partnership.
27. Cold Spring Hunt, L.P., a Pennsylvania limited partnership.
28. Coleman-Toll Limited Partnership, a Nevada limited partnership.
29. Concord Chase, L.P., a Pennsylvania limited partnership.
30. Cortlandt Chase, L.P., a New York limited partnership.
31. Delray Limited Partnership, a Florida limited partnership.
32. Dolington Estates, L.P., a Pennsylvania limited partnership.
33. Dominion Country Club, L.P., a Virginia limited partnership.
34. Eagle Farm Limited Partnership, a Massachusetts limited partnership.
35. Edmunds-Toll Limited Partnership, an Arizona limited partnership.
36. Eldorado Country Estates, L.P., a Texas limited partnership.
37. Estates at Autumnwood, L.P., a Delaware limited partnership.
38. The Estates at Brooke Manor Limited Partnership, a Maryland
               limited partnership.
39. Estates at Coronado Pointe, L.P., a California limited partnership.
40. The Estates at Potomac Glen Limited Partnership, a Maryland
               limited partnership.
41. Estates at Princeton Junction, L.P., a New Jersey limited partnership.
42. Estates at Rivers Edge, L.P., a Pennsylvania limited partnership.
43. Estates at San Juan Capistrano, L.P., a California limited partnership.
44. The Estates at Summit Chase, L.P., a California limited partnership.
45. Fairfax Investment, L.P., a Virginia limited partnership.
46. Fairfax Station Hunt, L.P., a Virginia limited partnership.
47. Fair Lakes Chase, L.P., a Virginia limited partnership.
48. Fairway Mews Limited Partnership, a New Jersey limited partnership.
49. Farmwell Hunt, L.P., a Virginia limited partnership.
50. First Brandywine Partners, L.P., a Delaware partnership.
51. Franklin Oaks Limited Partnership, a Massachusetts limited partnership.
52. Freehold Chase, L.P., a New Jersey limited partnership.
53. Great Falls Hunt, L.P., a Virginia limited partnership.
54. Great Falls Woods, L.P., a Virginia limited partnership.
55. Greens at Waynesborough, L.P., a Pennsylvania limited partnership.
56. Greenwich Chase, L.P., a New Jersey limited partnership.
57. Greenwich Station, L.P., a New Jersey limited partnership.
58. Hockessin Chase, L.P., a Delaware limited partnership.
59. Holland Ridge, L.P., a New Jersey limited partnership.
60. Holliston Hunt Limited Partnership, a Massachusetts limited partnership.
61. Hopewell Hunt, L.P., a New Jersey limited partnership.
62. Huckins Farm Limited Partnership, a Massachusetts limited partnership
63. Hunter Mill, L.P., a Virginia limited partnership.
64. Hunterdon Chase, L.P., a New Jersey limited partnership.
65. Hunterdon Ridge, L.P., a New Jersey limited partnership.
66. Huntington Estates Limited Partnership, a Connecticut limited partnership.
67. Hurley Ridge Limited Partnership, a Maryland limited partnership.
68. Independence Hill, L.P., a New Jersey limited partnership.
69. Kensington Woods Limited Partnership, a Massachusetts limited partnership.
70. Knolls of Birmingham, L.P., a Pennsylvania corporation.
71. Lakeridge, L.P., a Pennsylvania limited partnership.
72. Lakeway Hills Properties, L.P., a Texas limited partnership.
73. Lake Village AH Properties Limited Partnership, (a Michigan
               limited partnership)
74. Lake Village of Fairlane Holdings Limited Partnership, a Michigan
               limited partnership.
75. Lake Village of Northville Limited Partnership, a Michigan
               limited partnership.
76. Laurel Creek, L.P., a New Jersey limited partnership.
77. Loudoun Valley Associates, L.P., a Virginia limited partnership.
78. Mallard Lakes, L.P., a Texas limited partnership.
79. Manalapan Hunt, L.P., a New Jersey limited partnership.
80. Maple Creek Limited Partnership, a Michigan limited partnership.
81. Marshallton Chase, L.P.. a Pennsylvania limited partnership.
82. Mill Road Estates, L.P., a Pennsylvania limited partnership.
83. Montgomery Chase, L.P., a New Jersey limited partnership.
84. Montgomery Crossing, L.P., a New Jersey limited partnership.
85. Montgomery Oaks, L.P., a New Jersey limited partnership.
86. Moorestown Hunt, L.P., a New Jersey limited partnership.
87. Mount Kisco Chase, L.P., a New York limited partnership.
88. NC Country Club Estates Limited Partnership, a North Carolina
               limited partnership.
89. Newport Ridge Limited Partnership, a Michigan limited partnership.
90. Newtown Chase Limited Partnership, a Connecticut limited partnership.
91. Northampton Crest, L.P., a Pennsylvania limited partnership.
92. Northampton Preserve, L.P., a Pennsylvania limited partnership.
93. Patriots, L.P., a New Jersey limited partnership.
94. The Preserve Limited Partnership, a North Carolina limited partnership.
95. The Preserve at Annapolis Limited Partnership, a Maryland
               limited partnership.
96. Preserve at Boca Raton Limited Partnership, a Florida limited partnership.
97. Preston Village Limited Partnership, a North Carolina limited partnership.
98. Princeton Hunt, L.P., a New Jersey limited partnership.
99. Providence Limited Partnership, a North Carolina limited partnership.
100. Providence Hunt, L.P., a Pennsylvania limited partnership.
101. Providence Plantation Limited Partnership, a North Carolina
                 limited partnership.
102. River Crossing, L.P., a Pennsylvania limited partnership.
103. Rochester Hills Village Associates Limited Partnership, a Michigan
                 limited partnership.
104. Rolling Greens, L.P., a New Jersey limited partnership.
105. Rose Hollow Crossing Associates, a Pennsylvania limited partnership.
106. Rose Tree Manor, L.P., a Pennsylvania limited partnership.
107. Seaside Estates Limited Partnership., a Florida limited partnership.
108. Shrewsbury Hunt Limited Partnership, a Massachusetts limited partnership.
109. Silverman-Toll Limited Partnership, a Michigan limited partnership
110. Somers Chase, L.P., a New York limited partnership.
111. Somerset Development Limited Partnership, a North Carolina
                 limited partnership.
112. South Riding, L.P., a Virginia limited partnership.
113. Southlake Woods, L.P., a Texas limited partnership.
114. Southport Landing Limited Partnership, a Connecticut limited partnership.
115. Springton Pointe, L.P., a Pennsylvania limited partnership.
116. Stone Mill Estates, L.P. a Pennsylvania limited partnership.
117. Stoney Ford Estates, L.P., a Pennsylvania limited partnership.
118. Swedesford Chase, L.P., a Pennsylvania limited partnership.
119. TBI/Heron Bay Limited Partnership, a Florida limited partnership.
120. TBI/Naples Limited Partnership, a Florida limited partnership.
121. TBI/Palm Beach Limited Partnership, a Florida limited partnership.
122. TB Proprietary, L.P., a Delaware limited partnership
123. Tenby Hunt, L.P., a Delaware limited partnership.
124. Thornbury Knoll, L.P., a Pennsylvania limited partnership.
125. Timber Ridge Investment Limited Partnership, a Michigan
                 limited partnership.
126. Toll Arbor Limited Partnership, a Michigan limited partnership.
127. Toll at Brier Creek Limited Partnership, a North Carolina
                 limited partnership.
128. Toll at Daventry Park, L.P., an Ohio limited partnership.
129. Toll at Payne Ranch, L.P., a California limited partnership.
130. Toll at Potomac Woods L.P., a Virginia limited partnership.
131. Toll at Princeton Walk, L.P., a New Jersey limited partnership.
132. Toll at Westlake, L.P., a New Jersey limited partnership.
133. Toll at Whippoorwill, L.P., a New York limited partnership.
134. Toll Auburn Limited Partnership, a Michigan limited partnership.
135. Toll Bros. of Tennessee, L.P., a Tennessee limited partnership.
136. Toll Brothers Maryland II Limited Partnership, a Maryland
                 limited partnership.
137. Toll CA, L.P., a California limited partnership.
138. Toll CA II, L.P.,  a California limited partnership.
139. Toll CA III, L.P., a California limited partnership.
140. Toll CA IV, L.P., a California limited partnership.
141. Toll CA V, L.P., a California limited partnership.
142. Toll CA VI, L.P., a California limited partnership.
143. Toll CO, L.P., a Colorado limited partnership.
144. Toll CT Limited Partnership, a Connecticut limited partnership.
145. Toll CT II Limited Partnership, a Connecticut limited partnership.
146. Toll CT Westport Limited Partnership, a Connecticut limited partnership.
147. Toll-Dublin, L.P., a California limited partnership.
148. Toll Fairlane Limited Partnership, a Michigan limited partnership.
149. Toll FL Limited Partnership, a Florida limited partnership.
150. Toll IL, L.P., an Illinois limited partnership.
151. Toll IL II, L.P., an Illinois limited partnership.
152. Toll Lake Village Limited Partnership, a Michigan limited partnership.
153. Toll Land Limited Partnership, a Connecticut limited partnership.
154. Toll Land IV Limited Partnership, a New Jersey limited partnership.
155. Toll Land V Limited Partnership, a New York limited partnership.
156. Toll Land VI Limited Partnership, a New York limited partnership.
157. Toll Land VII Limited Partnership, a New York limited partnership.
158. Toll Land VIII Limited Partnership, a New York limited partnership.
159. Toll Land IX Limited Partnership, a Virginia limited partnership.
160. Toll Land X Limited Partnership, a Virginia limited partnership.
161. Toll Land XI Limited Partnership, a New Jersey limited partnership.
162. Toll Land XII Limited Partnership, a New York limited partnership.
163. Toll Land XIII Limited Partnership, a New York limited partnership.
164. Toll Land XIV Limited Partnership, a New York limited partnership.
165. Toll Land XV Limited Partnership, a Virginia limited partnership.
166. Toll Land XVI Limited Partnership, a New Jersey limited partnership.
167. Toll Land XVII Limited Partnership, a Connecticut limited partnership.
168. Toll Land XVIII Limited Partnership, a Connecticut limited partnership.
169. Toll Land XIX Limited Partnership, a California limited partnership.
170. Toll Land XX Limited Partnership, a California limited partnership.
171. Toll Land XXI Limited Partnership, a Virginia limited partnership.
172. Toll Land XXII Limited Partnership, a California limited partnership.
173. Toll Land XXIII Limited Partnership, a California limited partnership.
174. Toll Land XXIV Limited Partnership, a Virginia limited partnership.
175. Toll Land XXV Limited Partnership, a New Jersey limited partnership.
176. Toll Land XXVI Limited Partnership, an Ohio limited partnership.
177. Toll Land XXVII Limited Partnership, a Delaware limited partnership.
178. Toll MD Limited Partnership, a Maryland limited partnership.
179. Toll MD II Limited Partnership, a Maryland limited partnership.
180. Toll MD III Limited Partnership, a Maryland limited partnership.
181. Toll MI Limited Partnership, a Michigan limited partnership.
182. Toll MI II Limited Partnership, a Michigan limited partnership.
183. Toll MI III Limited Partnership, a Michigan limited partnership.
184. Toll Naval Associates, a Pennsylvania general partnership.
185. Toll NH Limited Partnership, a New Hampshire limited partnership.
186. Toll NJ, L.P., a New Jersey limited partnership.
187. Toll NJ II, L.P., a New Jersey limited partnership.
188. Toll NJ III, L.P., a New Jersey limited partnership.
189. Toll NJ IV, L.P., a New Jersey limited partnership.
190. Toll NJ V, L.P., a New Jersey limited partnership.
191. Toll NJ VI, L.P., a New Jersey limited partnership.
192. Toll Northville Limited Partnership, a Michigan limited partnership.
193. Toll Northville Golf Limited Partnership, a Michigan limited partnership.
194. Toll NV Limited Partnership, a Nevada limited partnership.
195. Toll PA, L.P., a Pennsylvania limited partnership.
196. Toll PA II, L.P., a Pennsylvania limited partnership.
197. Toll PA III, L.P., a Pennsylvania limited partnership.
198. Toll PA IV, L.P., a Pennsylvania limited partnership.
199. Toll Peppertree, L.P., a New York limited partnership.
200. Toll Real Estate Holdings I Limited Partnership, a Michigan
                 limited partnership.
201. Toll Real Estate Holdings II Limited Partnership, a Michigan
                 limited partnership.
202. Toll Reston Associates, L.P., a Delaware limited partnership.
203. Toll RI, L.P., a Rhode Island limited partnership.
204. Toll SC, L.P., a South Carolina limited partnership.
205. Toll TX, L.P., a Texas limited partnership.
206. Toll TX II, L.P., a Texas limited partnership.
207. Toll VA, L.P., a Virginia limited partnership.
208. Toll VA II, L.P., a Virginia limited partnership.
209. Toll VA III, L.P., a Virginia limited partnership.
210. Toll VA IV, L.P., a Virginia limited partnership.
211. Toll Village of Northville Limited Partnership, a Michigan
                 limited partnership.
212. Toll YL, L.P., a California limited partnership.
213. Trumbull Hunt Limited Partnership, a Connecticut limited partnership.
214. Uwchlan Woods, L.P., a Pennsylvania limited partnership.
215. Valley Forge Woods, L.P., a Pennsylvania limited partnership.
216. Valley View Estates Limited Partnership, a Massachusetts
                 limited partnership.
217. Vista Del Verde, L.P., a California limited partnership.
218. Waldon Preserve Limited Partnership, a Michigan limited partnership.
219. Warwick Greene, L.P., a Pennsylvania limited partnership.
220. Warwick Woods, L.P., a Pennsylvania limited partnership.
221. Washington Greene Development, L.P., a New Jersey limited partnership.
222. West Amwell Limited Partnership, a New Jersey limited partnership.
223. Whiteland Woods, L.P., a Pennsylvania limited partnership.
224. Wichita Chase, L.P., a Texas limited partnership.
225. Willowdale Crossing, L.P., a Pennsylvania limited partnership.
226. Wilson Concord, L.P., a Tennessee limited partnership.
227. Woodbury Estates, L.P., a New Jersey limited partnership.
228. The Woods at Highland Lakes, L.P., an Ohio limited partnership.
229. The Woods at Long Valley, L.P., a New Jersey limited partnership.
230. The Woods at Muddy Branch Limited Partnership, a Maryland
                 limited partnership.
231. Wrightstown Hunt, L.P., a Pennsylvania limited partnership.
232. Yardley Estates, L.P., a Pennsylvania limited partnership.

C.	Finance Partnerships.

1. Toll Brothers Finance Co., a New Jersey general partnership.
2. TBI Finance Co. II, a New Jersey general partnership.

D.	Business Trust.

1. First Brandywine Business Trust, a Delaware business trust.


F.	Limited Liability Companies
1. Belmont Country Club I LLC, a Virginia limited liability company.
2. Belmont Country Club II LLC, a Virginia limited liability company.
3. Big Branch Overlook L.L.C., a Maryland limited liability company.
4. Brier Creek Country Club I LLC, a North Carolina limited liability company.
5. Brier Creek Country Club II LLC, a North Carolina limited liability company.
6. Creeks Farm L.L.C., a Maryland limited liability company.
7. Dominion Valley Country Club I LLC, a Virginia limited liability company.
8. Dominion Valley Country Club II LLC, a Virginia limited liability company.
9. DTB Land Development, L.L.C., an Arizona limited liability company.
10. Edmunds-Grayhawk Construction L.L.C., an Arizona limited liability company.
11. Edmunds-Sincuidados Construction L.L.C., an Arizona limited liability company.
12. Edmunds-Toll AZ L.L.C., a Delaware limited liability company.
13. FC Investments I LLC, a Massachusetts limited liability company.
14. FC Investments II LLC, a Massachusetts limited liability company.
15. Feys Property LLC, a Maryland limited liability company.
16. First Brandywine LLC I, a Delaware limited liability company.
17. First Brandywine LLC II, a Delaware limited liability company.
18. Frenchman's Reserve Realty, LLC, a Florida limited liability company.
19. Heritage of Auburn Hills, L.L.C., a Michigan limited liability company.
20. High Pointe at Hopewell, LLC, a New Jersey limited liability company.
21. HOA Broadband I, LLC, a Delaware limited liability company.
22. HOA Broadband II, LLC, a Delaware limited liability company.
23. Hunt's Bluff LLC, a Maryland limited liability company.
24. KTM Venture, LLC, an Illinois limited liability company.
25. Lake Village of Fairlane LLC, a Michigan limited liability company.
26. Lake Village of Rochester Hills LLC, a Michigan limited liability company.
27. Mizner Realty, L.L.C., a Florida limited liability company.
28. Naples Lakes Country Club, L.L.C., a Florida limited liability company.
29. Naples TBI Realty, LLC, a Florida limited liability company.
30. Northville Hills Golf Club L.L.C., a Michigan limited liability company.
31. Northville Lake Village Apartments Limited Liability Company, a
               Michigan limited liability company.
32. Nosan & Silverman Homes L.L.C., a Michigan limited liability company.
33. Palm Cove Golf & Yacht Club I LLC, a Florida limited liability company.
34. Palm Cove Golf & Yacht Club II LLC, a Florida limited liability company.
35. Sapling Ridge, LLC, a Maryland limited liability company.
36. Silverman Equities No. 10, L.L.C., a Michigan limited liability company.
37. Toll Brothers Realty Michigan II LLC, a Michigan limited liability company.
38. Toll-Dublin, LLC, a California limited liability company.
39. Toll Equipment, L.L.C., a Delaware limited liability company.
40. Toll Landscape, L.L.C., a Delaware limited liability company.
41. Toll NJ I, L.L.C., a New Jersey limited liability company.
42. Toll NJ II, L.L.C., a New Jersey limited liability company.
43. Toll NJ X, LLC, a New Jersey limited liability company.
44. Toll Nursery, L.L.C., a Delaware limited liability company.
45. Toll Brothers Realty Michigan II, L.L.C., a Michigan limited liability company.
46. Toll Reston Associates, L.L.C., a Delaware limited liability company.
47. Toll Technology Investments, L.L.C., a Delaware limited liability company.
48. Toll Turf Management, L.L.C., a Delaware limited liability company.
49. Toll VA L.L.C., a Delaware limited liability company.
50. Toll VA III L.L.C., a Virginia limited liability company.
51. Town Suites LLC, a Michigan limited liability company.
52. Virginia Construction Co. I, LLC, a Virginia limited liability company
53. Virginia Construction Co. II, LLC, a Virginia limited liability company
54. West Lake Village, L.L.C., a New Jersey limited liability company.


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